SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this "Agreement") is entered into as of July 13, 2025, by and between DigiAsia Corp., an exempted company incorporated under the laws of Cayman Islands (the "Company"), and CXI Valley II LLC, a Delaware corporation (the "Investor").

RECITALS

WHEREAS, the board of directors of the Company has authorized the issuance to the Investor of a convertible promissory note (the "Note").

WHEREAS, the Investor desires to purchase the Note on the terms and conditions set forth in this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Company and the Investor hereby agree as follows:

SECTION 1: DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

- "1933 Act" means the Securities Act of 1933, as amended.
- "1934 Act" means the Securities Exchange Act of 1934, as amended.
- "Agreement" has the meaning set forth in the preamble.
- "Business Day" means any day other than a Saturday, Sunday or any other day on which banks are permitted or required to be closed in New York City.
- "Closing" has the meaning set forth in Section 2.1.
- "Closing Date" has the meaning set forth in Section 2.1.
- "Company" has the meaning set forth in the preamble.
- "Conversion Price" means 80% of the 15-trading-day volume-weighted average price immediately preceding the date of the conversion notice.
- "Conversion Shares" means the Ordinary Shares issuable upon conversion of the Note.

- "Investor" has the meaning set forth in the preamble. "Loan Amount" means up to USD $2,000,000 under this specific agreement.
- "Maturity Date" means the earlier of: (a) twelve (12) months from the date of the initial disbursement; or (b) the date on which the Company raises an aggregate of USD $10,000,000 or more in new financing.
- "Note" means the convertible promissory note to be issued by the Company to the Investor pursuant to this Agreement.
- "OID" means the original issue discount equal to 15% of the funded principal amount.
- "Ordinary Shares" means the ordinary shares of the Company, par value $0.0001 per share.
- "Principal Amount" means the principal amount of the Note outstanding from time to time.
- "VWAP" means the volume-weighted average price of the Ordinary Shares on the Trading Market.

SECTION 2: PURCHASE AND SALE OF THE NOTE

2.1 Purchase and Sale

Subject to the terms and conditions set forth herein, the Company shall issue and sell to the Investor, and the Investor shall purchase from the Company, a convertible promissory note in the principal amount of USD $2,000,000, which may be drawn down in tranches.

2.2 Interest Rate

The outstanding principal amount of the Note shall accrue interest at a rate of 1% per month, payable in kind (PIK), with interest accruing monthly and payable in full at maturity.

2.3 Original Issue Discount

An original issue discount equal to 6% of the funded principal amount shall be paid by the Company to the Investor in the form of Ordinary Shares. Such shares shall be issued on the earlier of:
(a) the Company's filing of an F-1 registration statement; or
(b) two (2) months from the date of the initial drawdown.
2.4 [Reserved]

2.5 Conversion Right

At any time prior to repayment of the Note, the Investor shall have the right, at its sole discretion, to convert all or any portion of the outstanding principal and accrued interest into Ordinary Shares at the Conversion Price by providing written notice to the Company within 1 business day of the proposed conversion.

2.6 Share Valuation

For all share issuances under this Agreement, including those relating to OID and conversions, the reference price shall be the 15-trading-day VWAP immediately preceding the applicable issuance date.

SECTION 3: REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Investor that:

3.1 Organization and Qualification
The Company is an exempted company duly incorporated and validly existing in good standing under the laws of the Cayman Islands.

3.2 Authorization
The Company has the requisite corporate power and authority to execute this Agreement and to issue and sell the Note pursuant hereto. The execution and delivery of this Agreement and the issuance of the Note have been duly authorized by the Company's Board of Directors.

3.3 No Conflicts
The execution, delivery and performance of this Agreement by the Company will not conflict with or result in a violation of the Company's organizational documents or any material agreement to which the Company is a party.

3.4 Capitalization
The Conversion Shares, when issued upon conversion of the Note, will be validly issued, fully paid and non-assessable.

3.5 Use of Proceeds
The proceeds of the Note shall be used by the Company exclusively for the repayment of senior debt at the subsidiary level and for general corporate purposes.

SECTION 4: REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor represents and warrants to the Company that:

4.1 Organization and Qualification
The Investor is a corporation duly incorporated, validly existing and in good standing under the laws of Singapore.

4.2 Authorization
The Investor has the requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder.
4.3 [Reserved]

4.4 Accredited Investor
The Investor is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D of the 1933 Act.

SECTION 5: COVENANTS

5.1 Information Rights
The Company shall provide the Investor with standard financial and business information as reasonably requested.

5.2 Restrictions on Indebtedness
The Company shall not incur additional indebtedness of greater than USD $10 million without the prior written consent of the Investor, except for trade payables in the ordinary course of business.

5.3 Change of Control
The Company shall provide the Investor with at least 30 days' prior written notice of any proposed change of control transaction.

SECTION 6: MATURITY AND REPAYMENT

6.1 Maturity Date
The Note shall mature and become immediately due and payable on the Maturity Date.

6.2 Prepayment
The Company may, at its option, prepay the Note, in whole or in part, at any time without premium or penalty, provided that it gives the Investor at least ten (10) days' prior written notice. This right shall not be exercisable if the Investor has already exercised their Conversion Right.

6.3 Seniority

The Note shall constitute a senior unsecured obligation of the Company, ranking ahead of all subordinated obligations and pari passu with all other senior unsecured indebtedness of the Company.

SECTION 7: EVENTS OF DEFAULT

7.1 Events of Default

The following events shall constitute "Events of Default":
(a) failure to pay principal or interest when due;
(b) material breach of any representation, warranty or covenant;
(c) bankruptcy or insolvency of the Company.

7.2 Remedies

Upon the occurrence of an Event of Default, the Investor may declare the entire principal amount and accrued interest immediately due and payable.

SECTION 8: GENERAL PROVISIONS

8.1 Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

8.2 Jurisdiction

Any action arising out of this Agreement shall be brought in the U.S. federal and Delaware state courts, and the parties consent to the exclusive jurisdiction of such courts.

8.3 Entire Agreement

This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof.

8.4 Amendments

This Agreement may be amended only by written instrument signed by both parties.

8.5 Counterparts

This Agreement may be executed in counterparts, including by electronic signature.

8.6 Binding Effect

This Agreement is intended to be legally binding and enforceable upon execution by both parties.
IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the date first written above.

DIGIASIA CORP.

By: _

Name:

Title:

Signature: ______________
Prashant Gokarn (Jul 14, 2025 07:58 GMT+8)

Email: prashant.gokarn@digiasia.asia

CXI Valley II LLC.

By: _

Name:

Title:

Signature: ______________
Amit Mahajan (Jul 13, 2025 20:34 EDT)

Amit Mahajan

Email: amahajan05@gmail.com

Managing Member